UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934

Check the appropriate box:
[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
    5(d)(2))
[ ] Definitive Information Statement

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                 (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:
                  Common Stock
          ---------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:
                  7,650,000
          ---------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           Determined per Rule 0-11(a)(4) to $3,093,910
          ---------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:
                  $3,093,910
          ---------------------------------------------------------------------
       5) Total fee paid:
                  $618.78
          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          ---------------------------------------------------------------------
       2) Form, Schedule or Registration Statement No.

          ---------------------------------------------------------------------
       3) Filing Party:

          ---------------------------------------------------------------------
       4) Date Filed:
          ---------------------------------------------------------------------

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                            585 WEST 500 SOUTH #180
                             BOUNTIFUL, UTAH 84010

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 AND
                         RULE 14C PROMULGATED THERETO

                          NOTICE OF CORPORATE ACTION
                        BY WRITTEN STOCKHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TO OUR STOCKHOLDERS:

    This Information Statement is being furnished to the stockholders of Left Right Marketing Technology, Inc., a Delaware corporation ("LRMK" or the "Company"), to advise them of the proposals described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware General Corporation Law (the "DGCL"). This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

    The Company's board of directors determined that the close of business on November 4, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

    1. The election of Jason F. Griffith as a member of the Board of Directors of the Company to serve for a term concluding at the next annual meeting of stockholders or until his successor is elected and qualified.

    2. The approval of the Agreement and Plan of Reorganization (the "Agreement"), set forth as Annex A to this Information Statement, by and between the Company and Strategic Gaming Investments, Inc., a Nevada
corporation ("SGI"), and the share exchange between the two companies contemplated therein.

    3. The approval of an amendment to our articles of incorporation, set forth as Annex B to this Information Statement, changing the name of the Company to Strategic Gaming Investments, Inc.

    Under Section 222 of the DGCL, proposals by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the proposals at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the three proposals referred to herein. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

      As of the Record Date, there were 95,229 common shares outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The foregoing outstanding share amount is fully diluted and has been used for purposes of the ownership percentage calculations. Each share of common stock entitles the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders.

      Stockholders holding shares representing 57,928 shares of common stock, or 60.83% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the three proposals.

      On November 4, 2005, the Board of Directors approved each of the three proposals referred to in this Information Statement. This Information Statement will first be mailed to stockholders on or about December 22, 2005 and is being furnished for informational purposes only.

      The executive offices of the Company are located at 585 West 500 South, #180, Bountiful, Utah 84010. The Company's telephone number is (801) 244-4405.

      The Company will pay all expenses associated with furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, the Company has made written requests of brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      The Board of Directors does not know of any matters, other than those described hereinabove, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.

           This Information Statement will serve as written notice to the Company's stockholders pursuant to Section 222 of the DGCL.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lawrence S. Schroeder
-------------------------------------
Lawrence S. Schroeder
Chief Executive Officer and President
585 West 500 South #180
Bountiful, Utah 84010


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY TERM SHEET


The following summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To better understand the election of Jason F. Griffith to our board of directors, the terms and conditions of the Agreement and Plan of Reorganization and the amendment to our Articles of Incorporation, you should carefully read this entire document, its appendices and the other documents to which we refer.

GENERAL

Proposals: We are proposing to (i) elect Jason F. Griffith to serve on our board of directors (See page 6, (ii) approve the Agreement and Plan of Reorganization with Strategic Gaming Investments, Inc. (See page 8), and (iii) amend our articles of incorporation to change our name to Strategic Gaming Investments, Inc. (See page 38.

Required Vote: We are not asking you for a proxy as each of the three proposals have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon

WHAT ARE THE PRINCIPAL TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION WITH STRATEGIC GAMING INVESTMENTS, INC.?

The stockholders of Strategic Gaming Investments, Inc. will exchange 100% of their common stock for 7,650,000 shares of common stock of the Company. Following the close of the merger with Strategic Gaming Investments, Inc., we will have 7,745,229 shares of common stock outstanding following the closing, with our current stockholders holding 95,229 shares of common stock. Our stockholders will experience substantial dilution from this transaction (See page 10).

We will change our name to Strategic Gaming Investments, Inc. (See page 38).

Strategic Gaming Investments, Inc. will pay no cash consideration to us.

We will assume all of the assets and liabilities of Strategic Gaming Investments, Inc., including those of its wholly-owned subsidiary The Ultimate Poker League, Inc. (See pages 13 and 20). Following the closing, The Ultimate Poker League, Inc. will be a wholly-owned subsidiary of the Company.

The management team of The Ultimate Poker League, Inc. will handle a majority of the day-to-day operations post merger, including the operation of the poker league contests and the production of the reality television series relating thereto (See pages 31 and 35).

Following the closing, our common stock will continue to be traded on the Over The Counter Bulletin Board. We anticipate procuring a new stock symbol shortly following the closing.

WHAT ARE THE ADVANTAGES AND DISADVANTAGES OF THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION?

ADVANTAGES. Approval of the Agreement and Plan of Reorganization will allow us to formally commence the process of staging The Ultimate Poker League contests coupled with a reality television series. Additionally, it is anticipated that there will be meaningful revenue opportunities from the sale of The Ultimate Poker League merchandise and licensing opportunities with the brand. In sum, Company management believes the transaction with Strategic Gaming Investments, Inc. offers the Company's stockholders significant growth opportunities in a growing market (See page 30). Alternatively, the Company does not currently have an ongoing business (See page 8 and Annex C).

DISADVANTAGES.   Existing  common  stockholders  of  the  Company  will   incur
substantial dilution as a result of the issuance of 7,650,000 shares of common stock to the stockholders of Strategic Gaming Investments, Inc. (See page 10).

WHAT ARE THE TAX IMPLICATIONS OF THE MERGER WITH STRATEGIC GAMING INVESTMENTS, INC.?

Tax Effects of the Reorganization: Based on advice provided by our tax counsel, we believe that the transaction with Strategic Gaming Investments, Inc. will be tax-free to our stockholders and you will maintain the same tax basis on your common stockholdings. Given that each person's tax situation is different, we suggest that you consult with your personal tax advisor regarding the tax effects of the transactions contemplated (See page 10).

HOW WILL THE ARTICLES OF INCORPORATION BE AMENDED?

Our Articles of Incorporation will be amended to reflect the change of our name to Strategic Gaming Investments, Inc. (See Annex B).

WHAT CONFLICTS OF INTEREST EXIST?

Conflicts of interest exist as a result of the constituency of the officers and directors of the Company being identical to the officers and directors of Strategic Gaming Investments, Inc., excluding Jason F. Griffith who serves a director nominee for the Company and as a director of Strategic Gaming Investments, Inc. As there are no independent directors of the Company at this time (although the Company anticipates appointing not less than two (2), and not more than four (4), independent directors in 2006), no special committee of independent directors was appointed to consider the three proposals. Our board of directors did, however, consider various alternatives, including, but not limited to, the fact that the Company has no ongoing business, and the fairness of the proposed merger with Strategic Gaming Investments, Inc. Following such deliberations, the Company's board of directors unanimously approved the adoption of each of the three proposals set forth in this Information Statement.

DO I HAVE APPRAISAL OR DISSENTER'S RIGHTS?

Pursuant to the Delaware General Corporate Law, ("DGCL"), given that the Company has more than 2,000 outstanding stockholders and the holders of a majority of our outstanding capital stock have approved the three (3) proposals via written consent, the Company is not required to provide dissenting stockholders with a right of appraisal, and the Company will not provide stockholders with such a right (See page 38).

CHANGES IN SHAREHOLDER RIGHTS

Your rights as a common stockholder in the Company will remain the same. However, as a result of the 7,650,000 shares of common stock to be issued to the stockholders of Strategic Gaming Investments, Inc., your percentage ownership in the Company will be significantly reduced (See page 10).

WHO SHOULD YOU CALL WITH QUESTIONS?

If you have any questions, you may contact S. Matthew Schultz, Chairman of the Board, at (801) 244-4405.

ITEM 1.  GENERAL INFORMATION.


      This Information Statement is being furnished to the stockholders of the Company to advise them of the three proposals described herein, each of which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the DGCL. This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

      The Company's board of directors determined that the close of business on November 4, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

      1. The election of Jason F. Griffith as a member of the Board of Directors of the Company to serve for a term concluding at the next annual meeting of stockholders or until his successor is elected and qualified.

      2.    The  approval  of  the  Agreement  and Plan of Reorganization  (the
"Agreement"), set forth as Annex A to this Information Statement, by and between the Company and Strategic Gaming Investments, Inc., a Nevada
corporation ("SGI"), and the share exchange between the two companies contemplated therein.

      3. The approval of an amendment to our articles of incorporation, set forth as Annex B to this Information Statement, changing the name of the Company to Strategic Gaming Investments, Inc.

      Under Section 222 of the DGCL, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of common stock entitled to vote approved these proposals. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

      As of the Record Date, there were 95,229 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The 95,229 shares of common stock are fully diluted and have been used for purposes of calculating the ownership percentages herein. Each share of common stock entitles the holder to one (1) vote on all matters submitted to stockholders.

      Stockholders holding 57,928 shares of common stock, or 60.83% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the proposals.

      On November 4, 2005, the Board of Directors approved each of the proposals and authorized the Company's officers to deliver the Information Statement once in definitive form. The Company estimates that the Information Statement will be sent to stockholders on or about December 22, 2005.

PROPOSALS

      Approval of the following proposals requires the consent of a majority of the issued and outstanding common stock of the Company. As of the Record Date, the Company had 95,229 shares of common stock issued and outstanding. The Company has no outstanding options, warrants or other securities convertible into shares of common stock. Thus, 95,229 shares have been utilized in calculating ownership percentages .

        A majority of the issued and outstanding common stock of the Company consists of 47,615 shares. Stockholders holding a total of 57,928 shares of common stock, or 60.83% of our issued and outstanding common stock, have voted in favor of each of the three proposals via written consent.

      The three proposals requiring consent from a majority of the issued and outstanding common stock of the Company are as follows:


                                PROPOSAL ONE:

                             ELECTION OF DIRECTOR


      Our Board of Directors presently consists of two members, S. Matthew Schultz (Chairman) and Lawrence S. Schroeder. Jason F. Griffith has been nominated to serve as a Director until the earlier of (i) the next annual meeting of the Company's stockholders, (ii) a successor has been duly elected and qualified, or (iii) his or her earlier resignation, removal from office, death or incapacity.

      The following  is  a  brief description of the business background of Mr.
Griffith:

      Mr. Griffith serves as Chief Financial Officer, Secretary and a Director Nominee of the Company. Mr. Griffith's experience includes having served as chief financial officer for two publicly traded companies, including Datascension, Inc., from June 2002 to March 2005, and South Texas Oil Company, from June 2002 to the present. Mr. Griffith has extensive experience in public accounting, including serving as the managing partner of De Joya, Griffith & Company, LLC, formerly known as CFO Advantage, from June 2002 to December 2004, and Franklin, Griffith & Associates, from January 2005 to August 2005. In addition, Mr. Griffith served as the accounting manager for Chavez & Koch, a certified public accounting firm, from August 2001 through June 2002. Previously, Mr. Griffith worked for Arthur Andersen LLP in Memphis, Tennessee from December 1998 until July 2001. Mr. Griffith received a bachelor's degree in business and economics, and a master's degree in accounting, from Rhodes College. Mr. Griffith is a licensed certified public accountant in Nevada and Tennessee, is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, and the Nevada and Tennessee State Society of CPA's. Currently, Mr. Griffith serves as a member of the board of directors for South Texas Oil Company.

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      Mr. Griffith serves as Chief Financial Officer, Secretary and a director nominee of the Company. In addition, Mr. Griffith serves as Chief Financial Officer and a Director of SGI, and Secretary and Treasurer of The Ultimate Poker League, Inc., a wholly-owned subsidiary of SGI. Mr. Griffith is the beneficial and record owner of 750,000 shares of Strategic Gaming Investments, Inc. Mr. Griffith's holdings in SGI represent 9.8% of the issued and outstanding common stock of SGI. Following the completion of the merger between the Company and SGI (referred to in proposal two), Mr. Griffith will own 750,000 shares of common stock of the Company, representing 9.7% of the then issued and outstanding common stock of the Company.


       ABSENCE OF NOMINATING COMMITTEE.

       The Company does not presently have a nominating committee. The current board of directors of the Company, consisting of Lawrence S. Schroeder and S. Matthew Schultz, currently make all determinations as to director nominees and evaluate nominees based upon their professional experience and the anticipated value each new director will add to the board of directors.

       In the future, the Company intends to add several members to its board of directors, each of which shall be independent directors, and at least two
(2) of such parties shall comprise a nominating committee. In this regard, the Company anticipates that it will add not less than (2), and not more than four
(4), independent members to its board of directors in 2006. Upon the occurrence of the foregoing, the Company will establish a formal nominating committee, governed by a nominating committee charter, to consider new director nominees from time to time.

       AUDIT COMMITTEE REPORT.

       The Company's board of directors have approved the formation of an audit committee along with the audit committee charter attached hereto as Annex D. At this time, Messrs. Schroeder and Schultz comprise the audit committee; provided, however, upon the formal appointment of not less than two (2), and not more than four (4), the audit committee will be comprised solely of independent directors. One of these individuals shall be qualified to serve as the Company's financial expert and will serve as the chairman of the audit committee. The other two (2) members of the audit committee will be independent directors.

       The audit committee handles the following  matters:

       1. Review and discuss the audited financial statements with Company management.

       2. Discuss all relevant matters required to be discussed with the Company's independent auditors, including Statement of Accounting Standards 61 as may be modified.

       3. Review and discuss the written disclosures and the letter from with the Company's independent auditors required by Independence Standard Boards Standard No. 1, as may be modified.

       4. Review, discuss and confirm, to the satisfaction of the audit committee, whether the Company's independent auditors qualify as independent auditors.

       5. Based upon its review and discussion of items one through four above, the audit committee shall recommend, or otherwise, to the Company's board of directors, that the Company's audited financial statements should be included in the Company's annual report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

       6. The audit committee shall issue a formal audit committee report to the Company's board of directors on not less than an annual basis.

       BOARD OF DIRECTOR MEETINGS.

       The Company's board of directors held a meeting four (4) times during the last fiscal year. All meetings were attended by each of the members of the board of directors.

       The Board of Directors of the Company has approved proposal one. Stockholders holding a majority of our issued and outstanding common stock have approved proposal one via written consent.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY
                                 PROPOSAL TWO:

                      APPROVAL OF THE AGREEMENT AND PLAN
                     OF REORGANIZATION AND SHARE EXCHANGE
                    WITH STRATEGIC GAMING INVESTMENTS, INC.

      On November 4, 2004, Left Right Marketing Technology, Inc. entered into an Agreement and Plan of Reorganization (the "Agreement") with Strategic Gaming Investments, Inc., a Nevada corporation. The Agreement is attached hereto as Annex A. The Agreement has been (i) unanimously approved by the Company's Board of Directors, (ii) approved by a majority of the issued and outstanding common stock of the Company, (iii) unanimously approved by the Board of Directors of SGI, and (iv) SGI stockholders representing 100% of the issued and outstanding common stock of SGI.

      SUMMARY OF THE TERMS OF THE AGREEMENT.

      SGI will exchange 100% of its issued and outstanding common stock in consideration for 7,650,000 shares of common stock of the Company. No cash consideration will be paid by SGI to the Company.

      DESCRIPTION OF THE SECURITIES TO BE ISSUED.

      The Company will issue 7,650,000 shares of common stock to the stockholders of SGI in exchange for 100% of the issued and outstanding common stock of SGI. The shares of common stock to be issued to the stockholders of SGI will (i) be entitled to dividends when declared by the Company's board of directors; provided, however, the Company presently has no intentions of declaring dividends for its common stockholders and intends to utilize all available cash for its business operations, (ii) be entitled to one (1) vote per share on all matters submitted to a vote of the common stockholders of the Company, (iii) not include pre-emptive rights.

      There are no provisions in the charter or bylaws of the Company that would delay, defer or prevent a change in control of the Company.


      CONTACT INFORMATION.

      Left Right Marketing Technology, Inc., S. Matthew Schultz, Chairman of the Board, 585 West 500 South, #180, Bountiful, UT 84010, (801) 244-4405.

      Strategic Gaming Investments, Inc., Jason F. Griffith, Secretary, 6330 McLeod Dr., Suite 7, Las Vegas, NV 89120, (702) 736-1852.

      The Ultimate Poker League, Inc., Benjamin Magee, Director, 6600 Amelia Earhardt Court, Suite B, Las Vegas, NV 89119, (702) 581-0872.

      BUSINESS CONDUCTED.

      For information regarding the Company's business, please see the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as well as the Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, June 30 and September 30, 2005.

      SGI, through its wholly-owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation ("UPL"), is in the process of creating and operating a poker league (the "Poker League"). SGI is negotiating with a third party to serve as its partner and to sponsor the contest. In the event a definitive agreement is not reached with this third party, SGI has identified several other entities that it intends to approach to serve as its partner and sponsor the Poker League.

      SGI intends to combine the rapidly growing popularity of poker ("Poker") with another recent phenomenon, reality television ("Reality Television"). The Poker League will consist of a four-week, four-person, contest intended for amateur contestants that will compete to win a trip to Las Vegas, Nevada to participate in its championship finals. For the initial four weeks of the contest, four-person teams will compete in local contests, in multiple cities, to accumulate points based upon poker chips at each weekly session. At the conclusion of the initial four weeks of the contest, the four-person team with the highest point total, from each city in which the contest is being held, will win a prize, consisting of an all expenses paid trip to Las Vegas, Nevada to compete in the finals. Finalists will ultimately be competing for a $1,000,000 grand prize at a Las Vegas, Nevada casino, licensed with the Nevada Gaming Commission. At the finals, each member of the four person teams will compete individually to be the final player remaining in the contest (i.e., the last player with poker chips in the contest). The final player remaining will win the $1,000,000 grand prize on behalf of their respective team. All participants in the Poker League will receive an instructional DVD on Texas Hold'Em along with various UPL merchandise.

      Throughout Poker League play, camera crews will be compiling footage for the purpose of creating a reality based television show surrounding the events of the Poker League's contest. This television show will be edited for a six episode series to potentially air on a major broadcast television or cable television channel. From beginning to end, viewers will get to know the contestants as they battle their way to the ultimate prize in Las Vegas. While SGI is presently negotiating with a third party to produce and televise the reality television series, it has not yet reached a definitive agreement.

      In addition to SGI's core business of the Poker League, SGI intends to develop The Ultimate Poker League brand for marketing clothing and other logo merchandise. SGI anticipates using The Ultimate Poker League to potentially launch its own poker gaming magazine, offering industry based articles and information.

      At this time, SGI, and its wholly-owned subsidiary, The Ultimate Poker League, Inc., is currently engaged in development stage activities which raise substantial doubt about its ability to continue as a going concern. The majority of its business efforts are focused on securing contracts in order to commence operations. Currently, The Ultimate Poker League, Inc. does not have a definitive agreement or other understanding with any party to host the Poker League or its affiliated reality based television show.

      TERMS OF THE TRANSACTION.

      SGI will exchange 100% of its issued and outstanding common stock in consideration for 7,650,000 shares of common stock of the Company. No cash or other consideration will be paid by SGI to the Company or its stockholders in connection with the Agreement.

      Currently, the Company has no ongoing business and extremely limited capital. After reviewing other opportunities, the Company's board of directors and management feel strongly that the unique nature of the Poker League, the ongoing growth in the poker industry, and the experience of the individuals involved with SGI and UPL satisfies its primary objective of providing stockholders with a long-term value opportunity.

      The Board of Directors of the Company has unanimously approved the Agreement, and stockholders holding a majority of the outstanding common stock of the Company have approved the Agreement. A vote on the transaction between the Company and SGI will not occur. Further, the Company is not soliciting proxies from its stockholders and requests that its stockholders do not send a proxy.

      The transaction between the Company and SGI will be accounted for as a recapitalization. Since SGI is the only operating company in the exchange and the stockholders of SGI will receive a substantial majority of the voting securities of the combined companies, the transaction exchange will be accounted for as a "reverse acquisition" and, effectively, as a recapitalization, in which SGI will be treated as the accounting acquirer (and the legal acquiree), and the Company will be treated as the accounting acquiree (and the legal acquirer).

      For Federal income tax purposes, the Agreement is intended to constitute as a "plan of reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). After conferring with tax counsel, management of the Company believes that the transaction will be "tax-free" to the stockholders of the Company, as well as the stockholders of SGI. We believe that our stockholders will be able to maintain the same tax basis on their respective common stockholdings following the merger. However, given that each person's tax situation is different, the Company advises all of its stockholders to consult with their personal tax advisors regarding the tax effects of the transactions contemplated

      DILUTIVE EFFECTS OF THE TRANSACTION.

      The merger between the Company and SGI will result in the issuance of 7,650,000 shares of common stock of the Company to the stockholders of SGI in exchange for 100% of the issued and outstanding capital stock of SGI. The merger transaction will have the following dilutive effect on the stockholders of the Company.

   LRMK Common      LRMK Common Stock to be   % Holdings of Existing % Holdings of Existing
Stock Outstanding Issued to SGI Stockholders    LRMK Stockholders      LRMK Stockholders
   Pre-Merger    for 100% of SGI Capital Stock      Pre-Merger          Post-Merger (1)

     95,229                7,650,000                   100%                 1.23%

________________
(1) Following the merger, the Company will have 7,745,229 shares of common stock issued and outstanding. As a result of the merger, current stockholders of LRMK will be diluted by 98.77%.

      REGULATORY APPROVALS.

      The transaction between the Company and SGI is subject to applicable laws and regulations at both the Federal and state level. Regulatory approval from a specific Federal or state authority is not, however, required in connection with the transaction.

      REPORTS, OPINIONS, APPRAISALS.

      Not applicable.

      PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

      Other than the transaction referred to in this proposal two, there have been no other negotiations, transactions or material contacts during the past two years between Strategic Gaming Investments and the subject company or its affiliates concerning any:

(1) Merger;
(2) Consolidation;
(3) Acquisition;
(4) Tender offer for or other acquisition of any class of the subject company's securities;
(5) Election of the subject company's directors; or
(6) Sale or other transfer of a material amount of assets of the subject company.

The officers of the Company were approached with the potential merger candidate of Strategic Gaming Investments, Inc. and its wholly-owned subsidiary, The Ultimate Poker League, Inc. during September 2005. This initial inquiry was made by Anthony Marsiglia, President of UPL. The Company's Board of Directors met thereafter to discuss the potential merger of SGI with the Company as well as other possibilities for the Company. After reviewing the potential alternatives, given the Company's lack of operations and assets, and existing liabilities, it was determined that the board should undertake a more in-depth and intensive review of the potential merger candidate, specifically the business and prospects of The Ultimate Poker League. After thoroughly reviewing the other alternatives, it was determined that the business plan of The Ultimate Poker League offered the Company's stockholders with the best long-term growth opportunity. Furthermore, the other alternatives reviewed by the Company's Board of Directors required significant infusions of cash, which the Company was not prepared or able to make. The Company then undertook a further due diligence investigation of UPL, its principals, and the business prospects to properly evaluate the potential risks and benefits of the acquisition.

At a follow up meeting at the beginning of October 2005, the Company's board of directors discussed its due diligence investigation findings, including the business plan and strategies of The Ultimate Poker League, Inc. and other relevant documents (industry profile, potential contracts, long term potential, etc.). Following a lengthy discussion, it was determined to be in the best interest of the Company's stockholders to undertake the merger transaction with Strategic Gaming Investments, Inc.

There are no material contracts, existing, pending or otherwise, between the Company and SGI other than the pending Agreement and Plan of Reorganization attached hereto as Annex A.


      SELECTED FINANCIAL DATA.

      The information required for the Company includes the annual report on Form 10-KSB for the fiscal year ended December 31, 2004, and the quarterly reports for quarters ended March 31, June 30 and September 30, 2005. Each of the foregoing filings are attached hereto as Annex C. The information required for SGI includes the audit of SGI's financial statements for the period from inception through September 30, 2005, as well as the audited financial statements of its wholly-owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation, from the period of inception through September 30, 2005. The audited financial statements of SGI and UPL are set forth immediately below:

                        AUDITED FINANCIAL STATEMENTS OF
                      STRATEGIC GAMING INVESTMENTS, INC.
                     AND THE ULTIMATE POKER LEAGUE, INC.


Beadle, McBride, Evans & Reeves, LLP                    2285 Renaissance Drive
accountants and consultants                                Las Vegas, NV 89119
                                                             Tel. 702-597-0010
                                                             Fax. 702-597-2767

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

To the Board of Directors
Strategic Gaming Investment, Inc.
6330 McLeod Drive
Las Vegas, NV 89120

We have audited the accompanying balance sheet of Strategic Gaming Investment, Inc. (a Nevada Corporation in the development stage) as of September 30, 2005, and the related statements of operations, changes in stockholders' equity and cash flows for the period from inception of September 27, 2005 to September 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally auditing standards as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategic Gaming Investment, Inc. as of September 30, 2005, and results of operations and cash flows for the initial period from inception of September 27, 2005 to September 30, 2005 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note1 to the financial statements, the Company is in the development stage and currently does not have any sources of revenue. These conditions raise substantial doubt about its ability to remain as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from this uncertainty.

/s/Beadle, McBride, Evans & Reeves, LLP
---------------------------------------
Las Vegas, Nevada
October 27, 2005


                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET


                                                               Audited
                                                       As of September 30, 2005
                                                       ------------------------

 ASSETS

Current assets
   Cash                                                  	$	-
     Total current assets                                 		-


Total assets                                             	$	-
                                                 		=========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts Payable & Accrued expenses                			-
                                                		---------
     Total current liabilities                        			-
                                                      		---------
     Total liabilities                                			-

Stockholders' equity
   Common stock; $.001 par value, 100,000
     shares authorized,  71,500  shares
     issued and outstanding                          		       72
   Additional paid-in capital                             	      388
   Accumulated (deficit)		                             (460)
                                               			---------
     Total stockholders' equity 		                       (0)
                             			                ---------

     Total liabilities and stockholders' equity			$      (0)
                                                  		=========



                See Accompanying Notes to Financial Statements.




                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS


                                         		Audited
                             		   September 27, 2005 (Inception)
                               		    through September 30, 2005
                                   	   -----------------------------

Revenue                            		$          -

Operating expenses
   General and administrative expenses			 460

     Total operating expenses			         460
                                   		------------
     Loss from operations	                        (460)

Other income (expenses):
   Other expense		                           -
   Interest expense		                           -
     			                        ------------
     Total other income (expenses) 		           -
                                   		------------
     Loss before provision for income taxes             (460)
Provision for income taxes	                           -
                                   		------------
Net loss                          		$       (460)
                                   		------------


Basic and diluted loss per common share		$      (0.01)
                                   		============
Basic and diluted weighted average
      common shares outstanding		              71,500
                                   		============


                See Accompanying Notes to Financial Statements.



                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS



                                               		    Audited
                                   		September 27, 2005 (Inception)
                                     		  through September 30, 2005
                                         	-----------------------------

Cash flows from operating activities:
   Net loss                              		$     (460)
   Adjustments to reconcile net loss to
    net cash used by operating activities:
   Changes in operating assets and liabilities:     		 -
                                         		----------
      Net cash used by operating activities		      (460)

Cash flows from investing activities:
   Purchase of property and equipment		                 -
                                         		----------
      Net cash used by investing activities		         -

Cash flows from financing activities:
   Advance from shareholder		                         -
   Proceeds from issuance of common stock		       460
         		                                ----------
      Net cash provided by financing activities		       460
                                         		----------

Net increase in cash		                                (0)

Cash, beginning of period                           		 -
                                         		----------
Cash, end of period                      		$       (0)
                                         		==========


                See Accompanying Notes to Financial Statements.




                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' EQUITY



                                	Common Stock	   Additional              	Total
                                   ----------------------  Paid-in	Accumulated     Stockholders'
                             	   Shares       Amount     Capital	Deficit		Equity
                             	   --------     ---------  ----------   -----------     ------------
Balance at September 27, 2005
(Date of Inception)                $  71,500    $      72  $      388	$         -     $	 460

Net loss	                           -	        -	    -          (460)		(460)
                             	   ---------    ---------  ----------   -----------     ------------

Balance, September 30, 2005        $  71,500    $      72  $      388	$      (460)    $	  (0)
                                   =========    =========  ==========   ===========	============


                See Accompanying Notes to Financial Statements.



                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

1.  DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of business and history - Strategic Gaming Investments, Inc., a Nevada corporation, (hereinafter referred to as the "Company" or "Strategic Gaming Investments, Inc.") was incorporated in the State of Nevada on September 27, 2005. The company plans to be in the business of gaming and the entertainment and hospitality industries. The Company intends to create a national poker contest for amateur contestants to compete for a grand prize. The Company operations has been limited to general administrative operations and is considered a development stage company in accordance with Statement of Financial Accounting Standards No. 7.

Management of Company - The Company filed its articles of incorporation with the Nevada Secretary of State on September 27, 2005, indicating Jason F. Griffith as the incorporator.

The company filed its initial list of officers and directors with the Nevada Secretary of State on September 27, 2005, indicating it's President as Larry Schroeder and it's Secretary and Treasurer as Jason Griffith. The following director was also indicated in this filing: Matthew Schultz.

Going concern - The Company incurred net losses of approximately $460 from the period of September 27, 2005 (Date of Inception) through September 30, 2005 and has not commenced its operations, rather, still in the development stages, raising substantial doubt about the Company's ability to continue as a going concern. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Year end - The Company's year end is December 31.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Management feels the Company will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

Net loss per common share - The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents; however, potential common shares are excluded if their effect is antidilutive. For the period from September 27, 2005 (Date of Inception) through September 30, 2005, no options and warrants were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

Concentration of risk - A significant amount of the Company's assets and resources are dependent on the financial support of the shareholders, should the shareholders determine to no longer finance the operations of the company, it may be unlikely for the company to continue.

Revenue recognition - The Company has no revenues to date from its operations. Once revenues are generated, management will establish a revenue recognition policy.

Advertising costs - The Company recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. The Company has recorded no advertising costs for the period from September 27, 2005, through September 30, 2005.

Legal Procedures - The Company is not aware of, nor is it involved in any pending legal proceedings.

2. PROPERTY AND EQUIPMENT

 As of September 30, 2005 the Company does not own any property and/or equipment.

3. STOCKHOLDER'S EQUITY

The Company has 100,000 shares authorized and 71,500 issued and outstanding as of September 30, 2005. The issued and outstanding shares were issued as follows: On September 27, 2005 the Company issued the following shares:

34,000 common shares, $0.001 par value stock, were issued to Larry Schroeder, a Company founder.
30,000 common shares, $0.001 par value stock, were issued to S. Matthew Schultz, a Company founder.
7,500 common shares, $0.001 par value stock, were issued to Jason F. Griffith, a Company founder.

4. LOAN FROM STOCKHOLDER

As of September 30, 2005, the Company had no shareholder loans.

5. RELATED PARTY TRANSACTIONS

As of September 30, 2005, there are no related party transactions between the Company and any officers, which were not disclosed in Notes 3 & 4.

6. STOCK OPTIONS

As of September 30, 2005, the Company does not have any stock options outstanding, nor does it have any written or verbal agreements for the issuance or distribution of stock options at any point in the future.

7. LITIGATION

As of September 30, 2005, the Company is not aware of any current or pending litigation which may affect the Company's operations.


Beadle, McBride, Evans & Reeves, LLP                    2285 Renaissance Drive
accountants and consultants                                Las Vegas, NV 89119
                                                             Tel. 702-597-0010
                                                             Fax. 702-597-2767


              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT


To the Board of Directors
The Ultimate Poker League, Inc
6600 Amelia Earhardt Court, Suite B
Las Vegas, NV  89119


We have audited the accompanying balance sheet of The Ultimate Poker League, Inc. (a Nevada Corporation in the development stage) as of September 30, 2005, and the related statements of operations, changes in stockholders' equity and cash flows for the period from inception of August 23, 2005 to September 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally auditing standards as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Ultimate Poker League, Inc. as of September 30, 2005, and results of operations and cash flows for the initial period from inception of August 23, 2005 to September 30, 2005 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note1 to the financial statements, the Company is in the development stage and currently does not have any sources of revenue. These conditions raise substantial doubt about its ability to remain as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from this uncertainty.

/s/Beadle, McBride, Evans & Reeves, LLP
---------------------------------------
Las Vegas, Nevada
October 12, 2005




                        THE ULTIMATE POKER LEAGUE, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET


                                                  	Audited
                                                    	 As of
                                         	  September 30, 2005
                                         	  ------------------

 ASSETS

Current assets
   Cash                                  		$     100
                                         		---------
     Total current assets	                              100

   Intangible Assets, net of
   accumulated amortization				    7,306
                                         		---------

Total assets                             		$   7,406
                                          		=========

 LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
   Advance from related party                    	    8,230
                                         		---------
     Total current liabilities                    	    8,230
                                         		---------

     Total liabilities		                            8,230

Stockholders' (deficit)
   Common stock; no par value; 100,000
     shares authorized, 100,000 shares
     issued and outstanding			                -
   Additional paid-in capital		                      100
   Accumulated (deficit)		                     (924)
                   			                ---------
     Total stockholders' (deficit)		             (824)
                                         		---------

     Total liabilities and stockholders' (deficit)	$   7,406
                                         		=========


                See Accompanying Notes to Financial Statements.




                        THE ULTIMATE POKER LEAGUE, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF OPERATIONS

                                                  	  Audited
                                     		August 23, 2005 (Inception)
                                    		through September 30, 2005
                                   		--------------------------

Revenue                                   		$           -

Operating expenses
   General and Administrative 			                  924
                                     			-------------
     Total operating expenses			                  924
                         			        -------------
     Loss from operations		                         (924)

Other income (expenses):
   Other expense 		                                    -
   Interest expense 			                            -
          			                        -------------
     Total other income (expenses)			            -
                                   			-------------

     Loss before provision for income taxes			 (924)
Provision for income taxes			                    -
                      				        -------------
Net loss		                                $        (924)
			                                -------------


Basic and diluted loss per common share		        $       (0.01)
                                          		=============
Basic and diluted weighted average
      common shares outstanding			              100,000
                                          		=============



                See Accompanying Notes to Financial Statements.



                        THE ULTIMATE POKER LEAGUE, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF CASH FLOWS



                                                          	  Audited
                                           		August 23, 2005 (Inception)
                                           		through September 30, 2005
                                         		--------------------------

Cash flows from operating activities:
   Net loss                                     		$      (924)
   Adjustments to reconcile net loss to
     net cash used by operating activities:
   Changes in operating assets and liabilities:
     Depreciation and amortization                    			469
                                             			-----------
        Net cash used by operating activities			       (455)

Cash flows from investing activities:
   Purchase of Intangible Assets		                     (7,775)
         			                                -----------
        Net cash used by investing activities			     (7,775)

Cash flows from financing activities:
   Advance from related party			                      8,230
   Proceeds from issuance of common stock		                100
                                     			        -----------
      Net cash provided by financing activities			      8,330
                                             			-----------

Net increase in cash			                                100

Cash, beginning of period		                                  -
                  			                        -----------

Cash, end of period                               		$       100
                                                  		===========



                See Accompanying Notes to Financial Statements.




                        THE ULTIMATE POKER LEAGUE, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                      STATEMENT OF STOCKHOLDERS' DEFICIT





                                	Common Stock	   Additional              	Total
                                   ----------------------  Paid-in	Accumulated     Stockholders'
                             	   Shares       Amount     Capital	Deficit		Equity
                             	   --------     ---------  ----------   -----------     ------------

Balance at August 23, 2005
(Date of inception)                 100,000     $       -  $      100	$         -     $        100

Net loss                                  -	        -	    -          (924)		(924)
                                    -------	---------  ----------	-----------     ------------
Balance, September 30, 2005               -     $       -  $	  100   $      (924)    $       (924)
                               	    =======     =========  ==========	===========     ============


                See Accompanying Notes to Financial Statements.


                        THE ULTIMATE POKER LEAGUE, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of business and history - The Ultimate Poker League, Inc., a Nevada corporation, (hereinafter referred to as the "Company" or "The Ultimate Poker League, Inc.") was incorporated in the State of Nevada on August 23, 2005. The company plans to be in the business of gaming, specializing in poker, and the entertainment and hospitality industries. The company intends to create a national poker contest for amateur contestants to compete for a grand prize. Additionally, the Company hopes to develop the contest into a reality based television series. The Company also intends to develop its website for the purpose of maintaining its member base and informing the public. The Company operations has been limited to general administrative operations and is considered a development stage company in accordance with Statement of Financial Accounting Standards No. 7.

Management of Company - The company filed its articles of incorporation with the Nevada Secretary of State on August 23, 2005, indicating Larry Schroeder as the incorporator.

The company filed its initial list of officers and directors with the Nevada Secretary of State on September 19, 2005, indicating it's President as Anthony Marsiglia and its Secretary and Treasurer as Jason Griffith. The following directors were also indicated in this filing: Donald Beck, Benjamin Magee, Patrick Williams, and Anthony Marsiglia.

Going concern - The Company incurred net losses of approximately $924 from the period of August 23, 2005 (Date of Inception) through September 30, 2005 and has not commenced its operations, rather, still in the development stages, raising substantial doubt about the Company's ability to continue as a going concern. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Year end - The Company's year end is December 31.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Management feels the Company will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.
Net loss per common share - The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents; however, potential common shares are excluded if their effect is antidilutive. For the period from August 23, 2005 (Date of Inception) through September 30, 2005, no options and warrants were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

Comprehensive income (loss) - The Company's bank account is located in Las Vegas, Nevada, with funds in United States dollars. There have been no comprehensive income or loss items as of September 30, 2005.

Concentration of risk - A significant amount of the Company's assets and resources are dependent on the financial support of the shareholders, should the shareholders determine to no longer finance the operations of the company, it may be unlikely for the company to continue.

Revenue recognition - The Company has no revenues to date from its operations. Once the revenue is generated, the company will recognize revenues as the membership fees are paid and tournament fees are collected, in accordance with the terms of our agreements.

Advertising costs - The Company recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. The Company has recorded no advertising costs for the period from August 23, 2005, through September 30, 2005.

Legal Procedures - As of September 30, 2005, the Company is not aware of any current or pending litigation which may affect the Company's operations.

Intangible Assets - The Company has adopted SFAS No. 142, "Goodwill and Other Intangible Assets", which requires that goodwill and other intangible assets be valued and recorded when acquired and amortized over their estimated useful life unless that that life is determined to be indefinite. Intangible assets are required to be tested for impairment and impairment losses, if any, shall be recorded.

As of September 30, 2005, the Company had $7,775 in intangible assets and management has determined those assets to have finite useful lives. The intangible assets that make up that amount include trademark rights of $275 (15-year estimated useful life) and website development cost of $7,500 (2- year estimated useful life). Both are amortized using the straight-line method.

2. PROPERTY AND EQUIPMENT

As of September 30, 2005 the Company does not own any property and/or equipment.

3. STOCKHOLDER'S EQUITY

The Company has 100,000 shares authorized and 100,000 issued and outstanding as of September 30, 2005.

The issued and outstanding shares were issued as follows:

On August 23, 2005 the Company issued the following shares:

50,000 common shares, no par, were issued to Anthony Marsiglia, a Company founder.

20,000 common shares, no par, were issued to Donald Beck, a Company founder.

15,000 common shares, no par, were issued to Benjamin Magee, a Company founder.

10,000 common shares, no par, were issued to Patrick Williams, a Company founder.

5,000 common shares, no par, were issued to John Padon, a Company founder.

 4. ADVANCE FROM STOCKHOLDER

As  of  September  30,  2005,  the  company   has   the  following  loans  from
shareholders:

Anthony Marsiglia, the Company President, has loaned the company $7,830, in the form of $7,500 in services for the Company website and $330 for incorporation filing fees, this note is non interest bearing and has no due date assigned to it.

Jason Griffith, the Company Secretary and Treasurer, has loaned the Company $400, in the form of $125 for officer list filing fees and $275 for trademark application fees, this note is non interest bearing and has no due date assigned to it.

5. RELATED PARTY TRANSACTIONS

As of September 30, 2005, there were no other related party transactions between the Company and any officers, which are not disclosed in Notes 3 and 4.

6. STOCK OPTIONS

As of September 30, 2005, the Company does not have any stock options outstanding, nor does it have any written or verbal agreements for the issuance or distribution of stock options at any point in the future.

7. SUBSEQUENT EVENTS

On September 29, 2005, the Company has entered into a 3 year lease with Premier Loyalty Solutions, Inc. at $1,000 per month from August 2005 through July 2008, at the address of 6600 Amelia Earhardt Court, Suite B., Las Vegas, NV 89119.

      PRO FORMA SELECTED FINANCIAL DATA.

      SGI was formed in the State of Nevada on September 27, 2005. The information required consists of the pro forma condensed combined selected financial data of SGI and UPL for the nine months ended September 30, 2005 and is set forth immediately below:

                       PRO FORMA SELECTED FINANCIAL DATA


      The following summary historical financial data should be read in conjunction with the financial statements (and notes thereto) of LRMT and SGI (includes its wholly-owned subsidiary, The Ultimate Poker League, Inc.):


                                   	Fiscal Year Ended        9 Months Ended
                                  	December 31, 2004      September 30, 2005
                                            (Audited)		   (Unaudited)
					-----------------      ------------------

Revenue                      		$               -     $			-
Cost of Revenue                                 	-                       -
					-----------------      ------------------

Gross Margin                                   		-                	-
Selling General and Administrative              1,719,558		1,411,256
Costs associated with rescinded merger       	1,022,015                       -
					-----------------      ------------------

      Total Expenses              		2,741,573               1,411,256

Operating Income                	       (2,741,573)	       (1,411,256)

Total Other Income (Expense)                       (2,365)			-
					-----------------      ------------------

Net Income (Loss)                    	$      (2,743,938)     $       (1,411,256)

Total Assets                            $               -      $            7,406
Total Liabilities                    	$       1,130,383      $        1,207,539
Shareholders' equity                    $      (1,130,383)     $	1,200,133




      PRO FORMA INFORMATION.

      The pro forma information required consists of the pro forma condensed combined financial statements of the Company for the nine months ended September 30, 2005 is set forth immediately below:

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


      The following is a pro forma condensed combined financial statement of the Company and SGI (including its wholly-owned subsidiary, The Ultimate Poker League, Inc.):

                       		      LRMK           	        SGI          			     Combined
                       		  9 months ended  	  9 months ended                 	  9 months ended
                       		September 30, 2005	September 30, 2005    	Adjustments	September 30, 2005
                       		    (Unaudited)    	    (Unaudited)      			    (Unaudited)
                       		------------------	------------------	-----------	------------------

Revenue

Operating expenses
   General and administrative   $   115,845		$      1,384	        $ 1,294,027(a)  $  1,411,256
				-----------		------------		-----------	------------

     Total operating expenses	    115,845	               1,384	          1,294,027	   1,411,256
				-----------		------------		-----------	------------

     Loss from operations	   (115,845)	              (1,384)	         (1,294,027)	  (1,411,256)

Other income (expenses):
   Interest expense          	     (1,566)		           -		          -	           -
				-----------		------------		-----------	------------

     Total other income
		(expenses)	     (1,566)			   -		          -                -
				-----------		------------		-----------	------------


Net loss                     	$  (117,411)      	$     (1,384)	        $(1,294,027)	$ (1,411,256)

Discontinued operations		          -		           -		          -	           -

Net loss                     	$  (117,411)	        $     (1,384)	        $(1,294,027)	$ (1,411,256)
				-----------		------------		-----------	------------
________________________
 (a) Record reverse merger expense.





                       		      LRMK           	        SGI          			     Combined
                       		      As of	  	       As of	                 	  9 months ended
                       		September 30, 2005	September 30, 2005    	Adjustments	September 30, 2005
                       		    (Unaudited)    	    (Unaudited)      			    (Unaudited)
                       		------------------	------------------	-----------	------------------

 ASSETS

Current assets
   Cash                 	$	    	 -      $	       100	$	  -     $	       100
                       		------------------	------------------	-----------	------------------

     Total current assets			 -	               100	          -	               100

   Intangible Assets, net
   of accumulated amortization		     7,306		         -	      7,306 			 -
                       		------------------	------------------	-----------	------------------

Total assets		        $		 -      $	     7,406	$         -     $	     7,406
				==================	==================	===========	==================

 LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities
   Accounts payable     	$	   128,264      $	         -	$	  -     $	   128,264
   Loans payable           		   250,000	                 -                -		   250,000
   Advance from stockholder		    43,033		         -                -		    43,033
   Advance from related party			 -	             8,230                -		     8,230
   Accrued payroll         		   461,963	                 -                -		   461,963
   Contingency payable			    37,500	                 -                - 		    37,500
   Payroll tax accrual			   278,549	                 -                -		   278,549
                       		------------------	------------------	-----------	------------------

     Total current liabilities		 1,199,309		     8,230                -		 1,207,539
                       		------------------	------------------	-----------	------------------

     Total liabilities  		 1,199,309	             8,230	          -		 1,207,539

Stockholders' (deficit)
   Common stock; $.001 par value;
     95,229 and 52,716 shares issued
     and outstanding as of September
     30, 2005 and December 31,
     2004, respectively      		    94,718                 	72	      7,578 (a)		   102,368
   Additional paid-in capital		 2,999,192		       489       (2,999,192)(b)		       489
   Preferred Stock			         -	                 -                -			 -
   Accumulated deficit in
    development stage            	(4,293,219)		    (1,384)	  2,991,614 (c)         (1,302,989)
                       		------------------	------------------	-----------	------------------

     Total stockholders' (deficit)  	(1,199,309)		      (824)               -		(1,200,133)
                       		------------------	------------------	-----------	------------------

     Total liabilities and
      stockholders' (deficit)	$		 0      $	     7,406	$	  -	$	     7,406
				==================	==================	===========	==================


__________________________
(a) Adjustment to reflect outstanding common shares, post merger with Strategic Gaming Investments, Inc., of 7,745,229.
(b) Eliminate additional paid-in capital of Left Right Marketing Technology, Inc. post merger with Strategic Gaming Investments.
(c) Eliminate deficit earnings of Left Right Marketing Technology, Inc. post merger; record $1,294,027 of merger expense.

The adjustments to the historical financial statements reflect the pro forma effect of recording the proposed merger of the Company and Strategic Gaming Investments, Inc. The reported results of operations and financial condition are those of SGI since the Company has had no operations or capital transactions other than the above-described pro forma acquisition. The proposed merger has been accounted for as reverse acquisition. The adjustments eliminate the results of operations of the Company for the periods before the reverse acquisition of the Company by Strategic Gaming Investments, combine the balance sheets of both entities and reflects the stockholders' equity/deficit as if the transaction had occurred at the date of the pro forma statements.

      INFORMATION ABOUT THE PARTIES TO THE AGREEMENT.

      The information required of the Company is included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as well as the Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, June 30 and September 30, 2005. All of the above filings of the Company made pursuant to the Securities Exchange Act of 1934, as amended, are attached hereto as Annex C. The Company has approximately 2,400 stockholders.

      SGI is not subject to the reporting requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. SGI's common stock is not listed on any exchange and has no stated market value. No dividends have been paid since its inception. SGI has eight (8) holders of record of its common stock. The audited financial statements of SGI, and its wholly owned subsidiary UPL, for the period from inception through September 30, 2005, are set forth below.

      Under   Delaware   law,  stockholder  approval  of  the  Agreement,   and
transactions associated therewith, are not required. Stockholders are encouraged to read this information in its entirety for a greater understanding of the purchase of Strategic Gaming Investments, Inc. by the Company.

      FORWARD LOOKING STATEMENTS

      SOME OF THE STATEMENTS SET FORTH BELOW ARE NOT HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WHICH CAN BE IDENTIFIED BY THE USE OF TERMINOLOGY SUCH AS "ESTIMATES," "PROJECTS," "PLANS," "BELIEVES," "EXPECTS," "ANTICIPATES," "INTENDS," OR THE NEGATIVE OR OTHER VARIATIONS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. WE URGE YOU TO BE CAUTIOUS OF THE FORWARD-LOOKING STATEMENTS, AND THAT SUCH STATEMENTS REFLECT THE CURRENT BELIEFS OF MANAGEMENT OF SGI WITH RESPECT TO FUTURE EVENTS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS AFFECTING ITS OPERATIONS, MARKET GROWTH, SERVICES, PRODUCTS AND LICENSES. NO ASSURANCES CAN BE GIVEN REGARDING THE ACHIEVEMENT OF FUTURE RESULTS, AS ACTUAL RESULTS MAY DIFFER MATERIALLY AS A RESULT OF THE RISKS FACED BY SGI, AND ACTUAL EVENTS MAY DIFFER FROM THE ASSUMPTIONS UNDERLYING THE STATEMENTS THAT HAVE BEEN MADE REGARDING ANTICIPATED EVENTS.

      ALL WRITTEN FORWARD-LOOKING STATEMENTS MADE BELOW ARE ATTRIBUTABLE TO SGI AND ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THESE CAUTIONARY STATEMENTS. GIVEN THE UNCERTAINTIES THAT SURROUND SUCH STATEMENTS, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.

      THE SAFE HARBORS OF FORWARD-LOOKING STATEMENTS PROVIDED BY THE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "REFORM ACT") ARE UNAVAILABLE TO ISSUERS NOT SUBJECT TO THE REPORTING REQUIREMENTS SET FORTH UNDER SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. AS SGI HAS NOT REGISTERED ITS SECURITIES PURSUANT TO SECTION 12 OF THE EXCHANGE ACT, SUCH SAFE HARBORS SET FORTH UNDER THE REFORM ACT ARE UNAVAILABLE TO SGI.

      BACKGROUND OF THE INDUSTRY

      Poker Leagues

      Poker has become extremely popular in recent years. Millions of people are playing poker at family gatherings, church functions and on college campuses. Television has fueled the rapid growth of poker over the recent years. According to Shawn Riley and Kurt McPhail of the Amateur Poker League, their league grows at an impressive rate of 1,500 members a week.

      Reality TV

      Currently, poker tournaments are being aired on several major networks. Specifically, ESPN airs the World Series of Poker, The Travel Channel airs the World Poker Tour and Bravo airs Celebrity Poker. Fox Sport and Game Show Network have also created their own poker programming. The World Poker Tour is currently the Travel Channels' highest rated show. In addition, television shows such as Survivor, Big Brother and The Amazing Race air on the three largest broadcast networks in the United States (ABC, CBS and NBC), and are slotted for prime viewing time because they attract such a large audience.

      In the Nielsen Ratings for the week of November 28, 2005, available online at www.neilsenmedia.com, (i) Survivor: Guatemala, was the ninth highest rated show on major broadcast networks, and (ii) The Real World XVI: Reunion, was the sixth highest rated show on cable television.

      According to USA Today (Society for the Advancement of Education - September 2004), during the 2003-04 television season, ten (10) reality shows ranked among the top 25 prime-time programs in the audience-composition index for adults 18-49 with incomes of $75,000 or more. Nielsen ratings indicate that more than 18,000,000 viewers have been captivated by television programs that take ordinary people and place them in situations that have them competing in ongoing contests while being filmed 24 hours a day.

      The interest in the United States in reality based television concepts continues to be a component of the television lineup of major broadcast television networks and cable television operators. To our knowledge, there has yet to be programming combining the concept of reality based television surrounding real live poker contest play.

      Internet

      According to Christiansen Capital Advisors Online, poker rooms took in $1.3 billion in revenues last year, a number that is forecasted to grow to $5.8 billion by 2008, or 28 percent of all Internet gambling revenues. More than
1.78 million players bet money in online poker rooms during January 2005 alone, according to the research service PokerPulse. It is anticipated that poker revenue will exceed $2.0 billion, and attract over one million players a month, in 2005. Currently, United States citizens play poker at 266 poker websites, up from 53 poker websites as of June 2003, according to gaming site CasinoCity.com.

      Print Media

      Bluff, billing itself as a "poker lifestyle" magazine, launched last fall with a circulation of 90,000. The publisher has stated that this figure has since more than tripled since the initial publication. According to Eric Morris, publisher of Bluff, his magazine is garnering advertising dollars not only from makers of poker paraphernalia, online gambling operators, Harrah's and MGM Mirage, among others, but also mainstream non poker companies including Oakley, Disney's, ESPN and Activision Inc.





      PRODUCTS AND SERVICES

      SGI's target industry will be primarily focused on The Ultimate Poker League contest and the reality television series documenting the contest. SGI also proposes to branch into retail for logo merchandise and print media for its own poker gaming magazine.

      The Ultimate Poker League Contest

      Initially, the contests will be held in up to nine major cities, including San Francisco, Sacramento, Salt Lake City, Las Vegas, Phoenix, Los Angeles, San Diego, Dallas, and Houston. Equipment will be provided by SGI and sponsors of the contest. League play will be held in multiple cities. Contests will consist of teams comprised of four members each. Each team will pay an entry fee of $2,000. After four weeks of consecutive play, a winning team from each city will meet in Las Vegas to compete for the $1,000,000 grand prize.

      The Ultimate Poker League Reality TV Show

      SGI plans to create a reality television show based on the events surrounding the league contest. From the first round to the championship round in Las Vegas, camera crews will follow the contest participants, thereby allowing viewers to see the action behind the scenes of a national poker contest. SGI is presently negotiating with a third party to produce and televise the reality television series, but has not reached a definitive agreement.

      Retail Logo Merchandise

      SGI plans to offer the following logo merchandise to consumers: hats, shirts, clothing apparel, tables, playing cards, chips, books, DVD's, video games, downloads, and more. SGI plans to make the merchandise available through its website, www.theultimatepokerleague.com, at participating retail outlets, and onsite at the contest locations. Mr. Marsiglia will oversee all merchandising of UPL products (Please see Mr. Marsiglia's biography on page_41).

      The Ultimate Poker League Magazine

      SGI is currently in the research and development stage of creating its own poker gaming magazine. Initial intentions are to offer industry insight through articles on varied topics from poker tips to in-depth interviews with the nation's top poker players.

      DISTRIBUTION

      SGI plans to display advertisements at participating restaurants of our proposed national restaurant chain partner, or other suitable partner, as well as promotional displays at retail outlets (grocery stores, convenience stores, etc.). SGI also plans to advertise in industry publications and through the use of online banner ads. Through the use of national advertising campaigns and a partnership with a nationwide facilitator, SGI believes that it will be able to solicit interest in cities throughout the country for The Ultimate Poker League.

      WEBSITE

      SGI is currently finalizing its website at www.theultimatepokerleague.com to inform the public about its services and proposed products. Once SGI develops a database of members, SGI intends to prepare an email address list and disseminate current information directly to those members via email and fax broadcast.

      COMPETITION

      SGI's primary competitors consist of local card rooms and clubs, poker leagues and online poker rooms. SGI believes its top competitors include The World Poker Tour, The World Series of Poker and the Amateur Poker League, among others.

      SGI believes that it can successfully compete in the industry because of the unique format of its business. Unlike the poker tournaments aired on television (e.g., World Series of Poker on ESPN and The World Poker Tour, most recently aired on the Travel Channel, etc.), The Ultimate Poker League is a TEAM FORMAT, consisting of amateur players competing in a four-week contest. In each city, the winning team of the four-week contest will win a prize consisting of an all expenses paid trip to the finals. At the finals, to be held at a Las Vegas, Nevada licensed casino, the winning team will win the grand prize of $1,000,000. The winning prize will be paid by the licensed casino and NOT the Company.

      The Ultimate Poker League, Inc. intends to combine the concept of normal televised poker contests like the World Series of Poker with the reality television concept of Survivor. Camera crews will follow the players behind the scenes and give the viewers an in-depth look at what life is like during a national poker contest.

      SGI's management team plans to secure key contacts in the gaming and entertainment industries as well as strong relationships with facilities providers. SGI believes the primary factors for its success will be building and maintaining strategic alliances with its facilities providers, maintaining consistent games that it can duplicate on a national basis.

      GOVERNMENT REGULATION, LICENSING AND TAXATION

      Management of SGI does not believe there are existing, or probable, government regulations that could impact its business. For example, the Texas Attorney General released a statement in 2005 stating that amateur poker contests do not violate the state's anti-gambling laws, if no cash is involved. SGI intends to monitor any changes in these laws and reevaluate its position, if necessary.


      SGI will, however, abide by all state and local regulations pertaining to contests and/or sweepstakes/games of chance. Registration of The Ultimate Poker League contest, in those states where required (e.g., New York, Rhode Island, and Florida), will be undertaken when, and if, we decide to offer The Ultimate Poker League in those states.

      PATENTS AND TRADEMARKS

      SGI currently has no registered patents or trademarks. SGI has, however, submitted an application to register The Ultimate Poker League trademark with the United States Patent & Trademark Office. Since SGI has no existing patent or trademark rights, unauthorized persons may attempt to copy aspects of its business, including its website designs, product information and sources, sales techniques, or to obtain and use information that it regards as proprietary, such as the technology used to operate its website and web content. Any encroachment upon SGI's proprietary information, including the unauthorized use of its name, the use of a similar name by a competing company or a lawsuit initiated against it for infringement upon another company's proprietary information or improper use of their trademark, may affect its ability to create brand name recognition, cause customer confusion or have a detrimental effect on its business. Litigation or proceedings may be necessary in the future to enforce SGI's intellectual property rights, to protect its trade secrets and domain name and/or to determine the validity and scope of the proprietary rights of others. Any such litigation or adverse proceeding could result in substantial costs and diversion of resources and could seriously harm SGI's business operations and results of operations.

      EMPLOYEES

      SGI does not have any employees at this time, other than the three (3) officers of the Company, and four (4) officers of its wholly owned subsidiary, The Ultimate Poker League, Inc. Each officer and director of SGI and UPL devotes their time as needed to the business. SGI management believes that its operations are currently on a small scale that is manageable by these individuals, but SGI anticipates using contract labor as operations grow and additional labor is warranted.

      PLAN OF OPERATION AND MILESTONES

      SGI anticipates that it will need to achieve each of the milestones outlined below within the next twelve months. Operations will commence immediately upon close of the merger and it is anticipated that revenue will be generated in the nine months ending September 30, 2006. There can be no assurance that achievement of this eight (8) step plan will result in SGI becoming fully operational or profitable:

      1. PROCURE ADEQUATE FUNDING FOR OPERATIONS AND THE $1,000,000 GRAND PRIZE. Since the Poker League is a new venture, SGI's primary objective is to secure adequate funding to fully implement its business strategies. Following the close of the merger, equity financing will be procured by the Company to finance the foregoing as well as all costs associated with being a publicly traded company, including, but not limited to, the fees charged by independent auditors, attorneys, and transfer agent, among others, estimated at approximately $200,000 per annum in total.

      2. ENTER INTO A DEFINITIVE AGREEMENT WITH A FACILITIES PROVIDER WITH MULTIPLE LOCATIONS THROUGHOUT THE UNITED STATES. SGI is in negotiations with a third party to sponsor The Ultimate Poker League contest. This third party will require specific financial performance from SGI in exchange for the marketing rights to their brand. In this regard, SGI will be required to post a $1,000,000 bond with the third party partner. It is envisioned that the $1,000,000 grand prize will be photographed with dealers and Poker League players in connection with promotional materials regarding The Ultimate Poker League. Mr. Magee will oversee all production aspects of the Poker League contest.

      3. CREATE A SUBSTANTIAL MEMBER BASE. SGI plans to display advertisements at participating restaurant locations of our proposed partner as well as at retail outlets (grocery stores, convenience stores, etc.) in cities in which the Poker League is offered. SGI also plans to advertise in industry publications and through the use of online banner ads. SGI believes that this will provide it with substantial initial exposure.

      4. ENTER INTO A DEFINITIVE AGREEMENT WITH A MAJOR BROADCAST CHANNEL TO AIR THE ULTIMATE POKER LEAGUE REALITY TELEVISION SERIES. SGI is in negotiations with a widely recognized major broadcast company to produce and air The Ultimate Poker League reality television series, but has not reached a definitive agreement. As with SGI's proposed facilities sponsoring partner referred to above, this broadcast company will require sufficient funding to support the $1,000,000 grand prize. Mr. Beck will oversee all production aspects of the reality television series.

      5. BEGIN NEGOTIATIONS WITH ADVERTISING PARTNERS. SGI intends to advertise in several industry-wide publications, such as Card Player, Poker Player, Pop Pair and Bluff magazines. Additionally, SGI will include online advertising on strategic gaming sites, including Poker Lifestyle, as well as links and banner advertisements on other participating sponsors' web sites. We are projecting that our advertising expense will be not less than $125,000 for the twelve months following the close of the merger.

      6. SECURE CONTRACT LABOR FOR FILMING. Key management of UPL has worked in the film and television production industry for over twenty-five years and has significant working knowledge of, and contacts in, the television industry. This expertise, combined with an extensive network of industry contacts, will assist SGI significantly in securing capable film crews in multiple locations.

      7. DEVELOP THE ULTIMATE POKER LEAGUE BRAND CLOTHING AND OTHER LOGO MERCHANDISE. SGI plans to market apparel and industry specific merchandise, including hats, shirts, clothing apparel, tables, playing cards, chips, books, DVD's, video games, and downloads. The development of logo merchandise will be determined by the success of the contest and its reality television show.

      8. EXPAND CONTESTS INTO OTHER CITIES: Through the use of national advertising campaigns and partnership with a nationwide facilitator, SGI believes it will be able to solicit interest in cities throughout the United States. SGI plans to create a uniform contest that can be easily duplicated in many locations. League supervisors, all of which will be licensed with the Nevada Gaming Commission, will oversee all out of state league play to ensure that its specific league rules and guidelines are strictly followed. The league supervisors will be independent contractors of the Company. Neither the Company, nor its officers and directors, will be required to obtain a license with the Nevada Gaming Commission.

      It is anticipated that the monthly fixed overhead expense will be approximately $125,000 regarding the foregoing. While there can be no assurance as to the timing and effectiveness of commencement of the Poker League contest, below is an anticipated timeline of events over the twelve months following the close of the merger:

      First Quarter 2006:

- Enter into a definitive agreement with a facilities provider with multiple locations throughout the United States

-  Procure funding for operations through an equity fund raising

-  Finalize the Company's website

- Enter into a definitive agreement with a major broadcast channel to air The Ultimate Poker League reality television series

-  Begin negotiations with advertising partners

      Second Quarter 2006:

-  Hold initial Poker League contest

-  Create a substantial member base

-  Continue to expand relations with advertising partners

-  Secure contract labor for filming

- Work to find a merchandising partner for The Ultimate Poker League clothing and merchandise

      Third Quarter 2006:

-  Continue to build a substantial member base

-  Develop The Ultimate Poker League brand clothing and other logo merchandise

      Fourth Quarter 2006:

- Produce and begin marketing of The Ultimate Poker League brand clothing and other logo merchandise

-  Expand contests into other cities

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION.

      DESCRIPTION OF BUSINESS AND HISTORY. Strategic Gaming Investments, Inc., a Nevada corporation, was incorporated in the State of Nevada on September 27, 2005. SGI has one wholly owned subsidiary, The Ultimate Poker League, Inc. SGI intends to create a national poker contest for amateur contestants to compete for a grand prize. Since its inception on September 27, 2005, SGI's operations have been limited to general administrative operations. Accordingly, SGI is considered a development stage company in accordance with Statement of Financial Accounting Standards No. 7.

      MANAGEMENT OF SGI. SGI filed its articles of incorporation with the Nevada Secretary of State on September 27, 2005, indicating Jason F. Griffith as the incorporator. SGI filed its initial list of officers and directors with the Nevada Secretary of State on September 27, 2005 stating as follows:
Lawrence S. Schroeder, President and a Director; Jason F. Griffith, Secretary, Treasurer and a Director, S. Matthew Schultz, Director.

      GOING CONCERN. SGI incurred net losses of $460 for the period from inception on September 27, 2005 through September 30, 2005. SGI is in the development stage which raises substantial doubt about its ability to continue as a going concern. The ability of SGI to continue as a going concern is dependent on additional sources of capital and the success of SGI's business plan. The audited financial statements of SGI, and its wholly owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation, are attached hereto as Annex C and do not include any adjustments that might be necessary if SGI is unable to continue as a going concern.

      FISCAL YEAR END.  The fiscal year end of SGI is December 31.

      USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      INCOME TAXES. SGI accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

      SGI management believes that it will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. SGI has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

      NET LOSS PER COMMON SHARE. SGI computes net loss per share in accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents; however, potential common shares are excluded if their effect is antidilutive.

      CONCENTRATION OF RISK. A significant amount of the SGI assets and resources are dependent on the financial support of its stockholders. Should the SGI stockholders determine to no longer finance the operations of SGI, it may be unlikely for SGI to continue.

      REVENUE RECOGNITION. SGI has no revenues to date from its operations. Once revenues are generated, management will establish a revenue recognition policy.

      ADVERTISING COSTS. SGI recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, SGI expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. SGI has recorded no advertising costs for the period from inception, through September 30, 2005.

      LITIGATION. SGI is not aware of, nor is it involved in any, pending or threatened legal proceedings.

      PROPERTY AND EQUIPMENT.   As  of September 30, 2005, SGI does not own any
property or equipment.

      ISSUANCES OF SGI COMMON STOCK. The Company's authorized capital stock consists of 100,000 shares of common stock, $0.001 par value. As of September 30, 2005, the date of the most recent audit of the financial statements of SGI, SGI had 71,500 shares of common stock. As referred to below, SGI issued the sum of 5,000 shares of common stock on October 21, 2005 in connection with its transaction with The Ultimate Poker League, Inc., a Nevada corporation. On September 27, 2005, the Company issued the following shares: (i) 34,000 shares of common stock were issued to Lawrence S. Schroeder as founder's stock; (ii) 30,000 shares of common stock were issued to S. Matthew Schultz as founder's stock; and (iii) 7,500 shares of common stock were issued to Jason F. Griffith as founder's stock. Each of the foregoing issuances was made in reliance upon the exemption from securities registration provided by Section 4(2) of the Securities Act of 1933, as amended.

      On October 21, 2005, SGI and The Ultimate Poker League, Inc., a Nevada corporation ("UPL") entered into an Agreement and Plan of Reorganization ("SGI/UPL Merger"), whereby SGI acquired 100% of the issued and outstanding capital stock of UPL in consideration for the issuance of 5,000 shares of common stock of SGI. Following the close of the SGI/UPL Merger, UPL continues in existence as a wholly owned subsidiary of SGI. The SGI/UPL Merger was structured as a tax-free reorganization under Section 368 of the Internal Revenue Code, as amended. The SGI/UPL Merger was made in reliance upon the exemptions from securities registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

      STOCKHOLDER LOANS. As of September 30, 2005, SGI had no outstanding loans from stockholders.

      RELATED  PARTY  TRANSACTIONS.   As  of  September  30, 2005, there are no
related party transactions between SGI and its officers, directors and five percent (5%) stockholders.

      CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

      There have been no changes in the accountants of SGI since inception. Additionally, there have been no disagreements with the accountants of SGI.

      STOCK OPTIONS. As of September 30, 2005, and as of the date of this Information Statement, there are no outstanding options to purchase common stock of SGI.



      On November 4, 2005, our Board of Director's approved the Agreement and Plan of Reorganization, attached hereto as Annex A, by and between the Company and SGI. The terms of the Agreement provide that the Company acquire 100% of the issued and outstanding capital stock of SGI in consideration for the issuance of 7,650,000 shares of common stock of the Company to the stockholders of SGI. Upon the close of the merger, SGI and UPL will become wholly owned subsidiaries of the Company.

      The Board of Directors of the Company has approved proposal two. Stockholders holding a majority of the Company's issued and outstanding common stock have approved proposal two via written consent.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                PROPOSAL THREE:

                     AMENDMENT TO OUR AMENDED ARTICLES OF
                   INCORPORATION TO CHANGE THE COMPANY NAME
                     TO STRATEGIC GAMING INVESTMENTS, INC.


      The name change is being undertaken in conjunction with the transaction between the Company and Strategic Gaming Investments, Inc. detailed in proposal two above. The name change will become effective upon the filing of the amendment to our Amended Articles of Incorporation with the Delaware Department of State, Division of Corporations. The amendment to our articles of incorporation is attached hereto as Annex B.

      The Board of Directors of the Company has approved proposal three. Stockholders holding a majority of the Company's issued and outstanding common stock have approved proposal three via written consent.


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

      The Company's Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.

      The Company has received the vote of a majority of its stockholders regarding the three proposals referred to herein, thereby satisfying the requirements of the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws for stockholder approval of the proposals taken above. Given the foregoing, the Company is not holding a special meeting of its stockholders with respect to the three proposals herein, and is not asking its stockholders for a proxy or consent.

ITEM 2.  REVOCABILITY OF PROXY.

      The three proposals set forth herein have been approved via written consent by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly, we are not asking stockholders for a proxy and we request that stockholders do not send a proxy to us.

ITEM 3. DISSENTERS' RIGHTS OF APPRAISAL.

        Under the DGCL, given that the Company has more than 2,000 outstanding stockholders and the holders of a majority of our outstanding capital stock have approved the three (3) proposals via written consent, the Company is not required to provide dissenting stockholders with a right of appraisal, and the Company will not provide stockholders with such a right.


ITEM 4.  PERSONS MAKING THE SOLICITATION.

      This Information Statement is being furnished by the Company to its stockholders in conformity with the Securities Exchange Act of 1934, as amended, as well as the DGCL. The Company will bear all costs and expenses relating to the mailing of the Information Statement, and the Annexes thereto, to its stockholders.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

      The Company's Board of Directors, and a majority of its outstanding common stockholders, have approved proposal number two relating to the transaction by and between the Company and SGI. The officers and directors of SGI are as follows: Larry S. Schroeder, President and a Director; S. Matthew Schultz, Chairman of the Board of Directors; and Jason F. Griffith, Chief Financial Officer, Secretary and a Director. Messrs, Schroeder, Schultz and Griffith serve in the same officer and director capacities for the Company, except that Mr. Griffith is a director nominee of the Company. In addition, Messrs. Schroeder, Schultz and Griffith hold, collectively, 7,150,000 of the 7,650,000 issued and outstanding shares of common stock of SGI, or 93.5%. Further, Mr. Schultz holds 57,928 shares of common stock of the Company, comprising 60.83% of the issued and outstanding common stock of the Company. Based upon Mr. Schultz's majority ownership in the Company's issued and outstanding common stock, Mr. Schultz's consent is sufficient to approve each of the three proposals referred to herein.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.

      As of the Record Date, there were 95,299 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The foregoing share amount is fully-diluted (there are no outstanding options, warrants or other securities convertible into common stock of the Company) and has been used for purposes of the ownership percentage calculations below. Each share of common stock entitles the holder to one (1) vote on all matters submitted to stockholders.

      The following table sets forth the issued and outstanding common stock, as of November 4, 2005, with respect to the following parties: (i) each person known to the Company to be the beneficial owner of more that five percent (5%) of the Company's issued and outstanding common stock; (ii) each officer and director of the Company; and (iii) all executive officers and directors as a group. The following beneficial ownership information has been furnished to the Company by each of the parties named below:


  NAME OF BENEFICIAL OWNER           POSITION                   NUMBER OF SHARES      		OPTIONS OR OTHER 	PERCENTAGE
                                          			BENEFICIALLY OWNED (1)          SECURITIES EXERCISABLE  OF CLASS
												WITHIN 60 DAYS
--------------------------	---------------------------	----------------------		----------------------	----------

S.  Matthew Schultz		Chairman of the Board;                 57,928                             0		  60.83%
    				Chief Operating Officer

Lawrence S.Schroeder		President; Chief Executive                  0                             0		   0.00%
   				Officer; Director

Jason F. Griffith		Chief Financial Officer;                    0                             0		   0.00%
   				Secretary; Director Nominee
								       ------				---		  ------
EXECUTIVE OFFICERS
AND DIRECTORS (AS A GROUP)                                             57,928                             0		  60.83%
								       ======				===		  ======

_________________
   (1) Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. None of the persons named above hold options, warrants or other securities exercisable, or convertible, into shares of common stock of the Company. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than five percent (5%) of the Company's issued and outstanding common stock is c/o Left Right
        Marketing Technology, Inc., 585 West 500 South #180, Bountiful, Utah 84010.



      ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS.

      The directors and officers of the Company are identical to the directors and officers of SGI, with the exception of Mr. Griffith who is a director nominee of the Company.

      The following sets forth the requisite information with respect to the executive officers and directors of the Company:

NAME                       AGE     POSITION 			        	DATES SERVED
---------------------	   ---	   -----------------------------------------	---------------------------------

S. Matthew Schultz          35 	   Chairman of the Board of Directors and       February 16, 2005
                                   Chief Operating Officer
Lawrence S. Schroeder       58     President, Chief Executive Officer, and a    February 16, 2005
                                   Director
Jason F. Griffith           29     Chief Financial Officer, Secretary and a     Since September 13, 2005 (As CFO)
                              	   Director Nominee

_________________

    The following is biographical information for each of the directors and officers listed above:

OFFICERS AND DIRECTORS - COMPANY

S. MATTHEW SCHULTZ serves as Chief Operating Officer and Chairman of the Board of Directors of the Company. Since April 2003, Mr. Schultz has served as President of Wexford Capital Ventures, Inc., a Utah based strategic financial consulting firm. Mr. Schultz has been instrumental in creating successful investor awareness campaigns for numerous publicly traded companies, and has assisted in private placement offerings, both domestically and internationally. From 1999 to 2003, Mr. Schultz was the Chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. Mr. Schultz also served as the vice-president of the Utah Consumer Lending Association from 1998 through 1999.

LAWRENCE S. SCHROEDER serves as President, Chief Executive Officer and a Director of the Company. Since 1992, Mr. Schroeder has served as a private consultant to the hospitality and other industries. Mr. Schroeder's clients have included the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director of Responsive Marketing & Communications, an official marketing agency of record for the 1996 Olympic Games. Mr. Schroeder is also Chairman and Chief Executive Officer of New World Entertainment, a joint venture partner and strategic marketing agent for Allied Domecq Spirits and Wine, acting as merchandiser for portfolio brands to stadiums, casinos and other public facilities domestically. Mr. Schroeder received a bachelors of science in business administration from Huron College.


JASON F. GRIFFITH serves as Chief Financial Officer, Secretary and a Director Nominee of the Company. Mr. Griffith's experience includes having served as chief financial officer for two publicly traded companies, including Datascension, Inc., from June 2002 to March 2005, and South Texas Oil Company, from June 2002 to the present. Mr. Griffith has extensive experience in public accounting, including serving as the managing partner of De Joya, Griffith & Company, LLC, formerly known as CFO Advantage, from June 2002 to December 2004, and Franklin, Griffith & Associates, from January 2005 to August 2005. In addition, Mr. Griffith served as the accounting manager for Chavez & Koch, a certified public accounting firm, from August 2001 through June 2002. Previously, Mr. Griffith worked for Arthur Andersen LLP in Memphis, Tennessee from December 1998 until July 2001. Mr. Griffith received a bachelor's degree in business and economics, and a master's degree in accounting, from Rhodes College. Mr. Griffith is a licensed certified public accountant in Nevada and Tennessee, is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, and the Nevada and Tennessee State Society of CPA's. Currently, Mr. Griffith serves as a member of the board of directors for South Texas Oil Company.

      The officers and directors of The Ultimate Poker League, Inc. ("UPL"), a wholly-owned subsidiary of SGI, are as follows:

NAME                       AGE     POSITION 			DATES SERVED
---------------------	   ---	   --------------------		----------------------

Anthony J. Marsiglia	    58	   President           		Since Inception of UPL
Jason F. Griffith   	    29	   Secretary, Treasurer		Since Inception of UPL
Benjamin R. Magee	    35	   Director (UPL)	        Since Inception of UPL
Donald R. Beck		    56	   Director (UPL)	        Since Inception of UPL
Patrick M. Williams	    39	   Director (UPL)	        Since Inception of UPL

_________________

OFFICERS AND DIRECTORS - THE ULTIMATE POKER LEAGUE, INC.

ANTHONY J. MARSIGLIA serves as the President of UPL. Mr. Marsiglia is currently the President and Chief Executive Officer of Responsive Marketing Communications, a full service marketing agency located in Chicago, Illinois. Mr. Marsiglia is a pioneer in integrated marketing, with extensive experience in advertising, marketing and brand building. From 1969 to 1978, Mr. Marsiglia served as a sales representative and then Group Product Manager of Standard Brands, now know as Kraft. While with Standard Brands, Mr. Marsiglia ultimately directed marketing and brand development campaigns for Planters Nuts & Snacks, Blue Bonnet Margarine and Yardley of London Soaps. Mr. Marsiglia launched Responsive Marketing with the Bertolli olive oil and wine brand, taking the brand from a niche market player to national chain distribution status. Mr. Marsiglia was also instrumental in developing brand recognition and product development for Energizer, Lipton, Thomas', Knorr, Entenmann's, Hillshire Farms and other national brands for large multi-national companies such as Kraft, Unilever, ConAgra and Sara Lee. Responsive Marketing was a marketing agency of record for the 1996 Olympic Games. Responsive Marketing was also one of the first marketing agencies to develop fan clubs and affinity programs to support client bases. Since the 1980's, Responsive Marketing has been a primary developer of fan club and affinity programs, including Gumby, The Teenage Mutant Ninja Turtles and The Energizer Bunny. At its peak, the Teenage Ninja Mutant Turtles fan club boasted 300,000 members and the Energizer Bunny club sold over 250,000 pieces of merchandise. Mr. Marsiglia received a bachelor's degree in marketing from Northern Illinois University.

BENJAMIN R. MAGEE serves as a Director of UPL. Since 2004, Mr. Magee has served as the Tournament Director for the Plaza Hotel and Casino, Las Vegas, Nevada, and has increased the Plaza poker tournament schedule from one tournament, operating six days per week, to four tournaments, operating seven days per week. Mr. Magee is responsible for turning an unprofitable venture for the Plaza Hotel into an operation with positive cash flow of approximately $70,000 per month. Mr. Magee oversees all aspects of the Plaza tournaments, including advertising and marketing, the result of which has been a tremendous increase in visibility and profit for the tournaments. Mr. Magee has also organized, structured and operated daily tournaments and major televised events including the Ultimate Poker Challenge and World Poker Classic. Prior to joining Plaza Hotel, Mr. Magee was employed by Binion's Horseshoe Hotel and Casino with the responsibility to direct the satellite tournaments for the 2004 World Series of Poker. While working for Binion's, Mr. Magee standardized gaming regulations and assisted the international poker community with problems related to poker rulings, and was responsible for increasing tournament play from two tournaments per week to ten tournaments per week. From 1995 to 2002, Mr. Magee supervised multi-game dealers and multiple casinos, and was responsible for increasing profitability and the customer loyalty base for such venues.

DONALD R. BECK serves as a Director of UPL. Currently Mr. Beck is the President and Chief Executive Officer of Toolbox Productions and Beck-ola Productions, full service advertising agencies serving major clients in the entertainment and television industry. The clients of Toolbox and Beck-ola Productions include United Paramount Network, MGM Worldwide Television, ABC, MGM, Sony, Paramount and Universal Worldwide. Mr. Beck is also Chairman/Founding Partner of PalTV, a new interactive television network. Mr. Beck has produced and directed film and television projects for over twenty-five years. During his professional career, Mr. Beck has served as a Senior Vice President of Creative Services for ABC television for seven years, prior to founding his own production company, Beck-Ola Productions in 1973. Mr. Beck has produced several feature length motion pictures including Cutting Class (the first starring role for Brad Pitt) and Interruptions, as well as dozens of made for home entertainment projects, including more then seven Star Trek specials, three Stargate SG-1 specials and several videos on the sport of ice hockey. Currently, Mr. Beck is working on several special Star Trek DVD limited edition sets as well as producing the videos for the Star Trek Adventure exhibit in Hyde Park, London, and Star Trek: The Experience in Las Vegas. Mr. Beck has won numerous gold and silver Promax awards including "Best of Show" several times. In 2002, Beck, as producer/director, won the television DVD of the Year award for the series Star Trek: Next Generation. Mr. Beck has served on various television industry panels as a judge and moderator. Mr. Beck is a director member of the Director's Guild of America as well as an adjunct professor of production/post-production techniques at Santa Monica College, Academy of Entertainment.

PATRICK M. WILLIAMS serves as a Director of UPL. Mr. Williams currently serves as the President of Premier Loyalty Solutions, LLC ("PLS"), a leading provider of full-service loyalty programs for the automotive industry. Since Mr. Williams' involvement in PLS, PLS has realized a significant increase in sales and growth. Mr. Williams is intimately involved with all internal and external resources in product design, implementation processes, client service paradigms, internal operations and singularly manages sales across multiple distribution channels for all of PLS's products and services. Mr. Williams has over twenty-one years of retail automotive industry experience encompassing positions in direct sales, sales force motivation and training, sales management, as well as direct responsibility for operations. Mr. Williams is an active member of the community, including work with Las Vegas Resource Center, Rotary Youth Exchange, Partners in Education, as well as coaching several winning youth league teams.

      AUDIT COMMITTEE AND FINANCIAL EXPERT

      Our Audit Committee consists of S. Matthew Schultz (Chairman) and Lawrence S. Schroeder. At this time, we do not have a majority of independent parties serving on our Audit Committee, but we will endeavor to do so in the future. The Audit Committee undertakes the following: recommends the independent certified public accounting firm to audit the Company's annual financial statements and review the quarterly financial statements; reviews the independence of the Company's certified public accounting firm; reviews the independent certified public accounting firm's audit report relating to the Company's annual financial statements and the review of the Company's quarterly financial statements; reviews management's administration of the system of internal accounting controls; at least annually, meets with the Company's in-house counsel to discuss legal matters that may have a material impact on the Company's financial statements; and at least annually, meets with appropriate management to review tax matters affecting the Company, among other items. The Company has a written audit committee charter which is attached hereto as Annex
F. The Audit Committee was formed on November 1, 2005 and has had one meeting to date attended by all members thereof.

      We do not currently have a financial expert that is independent. In the interim, Mr. Griffith will serve in this capacity. Mr. Griffith is not, however, an independent director given his proposed share ownership in the Company and the fact that he serves Chief Financial Officer. In the future, we intend to retain an independent financial expert.

      An "audit committee financial expert" means a person who has the following attributes:

      A. An understanding of generally accepted accounting principles and financial statements;

      B. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

      C. Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities;

      D.    An understanding of internal control over financial reporting; and

      E.    An understanding of audit committee functions.

      COMPENSATION COMMITTEE

      The Company's compensation committee is currently comprised of Messrs. Schultz and Schroeder. At this time, we do not have a majority of independent members serving on our Compensation Committee, but will endeavor to do so in the future. In general, the compensation committee's authority and oversight extends to total compensation, including base salaries, bonuses, stock options, and other forms of compensation for the Company's officers, directors and key employees. More specifically, the compensation committee has the responsibility to:

      -recommend executive compensation policy to our board
      -determine compensation of our senior executives
      -determine the performance criteria and bonuses to be granted -administer and approve stock option grants

      In recommending executive compensation, the compensation committee has the responsibility to ensure that the compensation program for executives of the Company is effective in attracting and retaining key officers, links pay to business strategy and performance, and is administered in a fair and equitable fashion in the stockholder's interest.

      NOMINATING COMMITTEE

       We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors, perform some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources. We do, however, intend to implement a nominating committee in 2006 upon appointing not less than two (2), and not more than four (4), independent directors.

      DISCLOSURE COMMITTEE AND CHARTER

      There is currently no Disclosure Committee or Disclosure Committee Charter. At a future date, we will implement a Disclosure Committee and a Disclosure Committee Charter. The Disclosure Committee, once established, will be comprised solely of independent directors.

      PROCESS  FOR SECURITY  HOLDERS  TO  SEND  INFORMATION  TO  THE  BOARD  OF
DIRECTORS

      Security holders can send information to the Board of Directors, generally, or to any specific member of the Board of Directors, by mailing such information to S. Matthew Schultz, 585 West 500 South, #180, Bountiful, Utah 84010.

      ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

      The following tables set forth certain summary information concerning all plan and non-plan compensation awarded to, earned by, or paid to the named executive officers and directors, by any person, for all services rendered in all capacities to the Company, in the past two fiscal years:


                                                                                          BONUS AND OTHER  SECURITIES UNDERLYING
NAME OF EXECUTIVE OFFICER                                                  ANNUAL SALARY   COMPENSATION        STOCK OPTIONS
    AND/OR DIRECTOR          POSITION OF INDIVIDUAL
-------------------------    ----------------------------------------	   -------------  ---------------  ---------------------

S. Matthew Schultz           Vice President and Chairman                        0             0                   0

Lawrence S. Schroeder        Chief Executive Officer, President and a           0             0                   0
                             Director

Jason F. Griffith            Chief Financial Officer, Secretary and a           0             0                   0
                             Director Nominee

Richard M. Hall              Former Chief Executive Officer                     0(1)          0                   0
                                                                           95,250(2)
                                                                           95,250(3)

_________________
(1) Richard M. Hall, our former Chief Executive Officer, received $0 in salary in 2005 prior to his resignation on February 16, 2005.
(2) Richard M. Hall, our former Chief Executive Officer and President received an annual salary of $95,250 in fiscal year 2004.
(3) Richard M. Hall, our former Chief Executive Officer and President received an annual salary of $95,250 in fiscal year 2003.


      EMPLOYMENT AGREEMENTS

      There are currently no employment agreements with any officers of the Company.

      CONSULTANT AND EMPLOYEE STOCK COMPENSATION PLAN

      The Company filed a registration statement on Form S-8 with the SEC on January 23, 2004 to register 782,000 shares of common stock under its 2004 Consultant and Employee Stock Compensation Plan (the "Plan"). Thereafter, on April 22, 2004, the Company filed an amendment to the Plan (the "Amended Plan") to register an additional 4,100,000 shares of common stock with the SEC, for a total of 4,882,000 shares. As a result of our 1:1000 reverse split effected on September 20, 2005, there are a total of 4,882 shares of common stock registered under the Amended Plan. Employees of the Company, who also serve as officers and directors thereof, will be allowed to participate under the Plan.


      OPTION/SAR GRANTS

      No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs, have been made to any existing executive officer or any director. Accordingly, no stock options have been exercised by any of the officers or directors in the past two fiscal years.

      COMPENSATION OF DIRECTORS

      Our directors have not received any compensation for serving as members of the board of directors. The Board has not implemented a plan to award options, although the Amended Plan is in existence. There are currently no contractual arrangements with any member of the board of directors.

      ADDITIONAL INFORMATION

      Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and, in accordance therewith, files periodic reports and all other required information with the Securities and Exchange Commission ("SEC"). The periodic and other reports of the Company listed below are attached hereto as Annex C. Additional information filed by the Company with the SEC, may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

      COMPANY FILINGS PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

      The following documents represent requisite filings of the Company pursuant to the Securities Exchange Act of 1934, as amended, and are included in Annex C hereto:

      1.    Current Report on Form 8-K filed on March 24, 2005.

      2.    Current Report on Form 8-K filed on April 11, 2005.

      3. Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004, filed on May 6, 2005.

      4. Quarterly Report on Form 10-QSB, for the fiscal quarter ended March 31, 2005, filed on May 13, 2005.

      5. Quarterly Report on Form 10-QSB, for the fiscal quarter ended June 30, 2005, filed on August 1, 2005.

      6.    Definitive Proxy Statement  on  Schedule  14C  filed  on August 29,
      	    2005.

      7.    Current Report on Form 8-K filed on September 14, 2005.

      8. Quarterly Report on Form 10-QSB, for the fiscal quarter ended September 30, 2005, filed on November 3, 2005.

      This Information Statement is being provided to the Company's stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Rule 14c-2b of the Securities Exchange Act of 1934, as amended, requires issuers to send or give an information statement to its stockholders at least twenty (20) calendar days prior to the earliest date on which corporate action may be taken by majority stockholder consent.

      CONCLUSION

      As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the three proposals set forth herein. As the requisite majority stockholder vote for the three proposals, as described in this Information Statement, has been obtained from a majority of the Company's stockholders via written consent, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company's stockholders with information required by the rules and regulations of the Securities and Exchange Act of 1934, as amended.

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Information Statement on Schedule 14C to be executed on its behalf by the undersigned.


Dated: December 28 , 2005          LEFT RIGHT MARKETING TECHNOLOGY, INC.



                                   By:   /s/ Lawrence S. Schroeder
				   -------------------------------
                                         Lawrence S. Schroeder
                                         President and Chief Executive Officer